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                                                                   Exhibit 10.51


                       FIRST AMENDMENT TO ALLERGAN, INC.
                        1989 INCENTIVE COMPENSATION PLAN
                    (AS AMENDED AND RESTATED, NOVEMBER 2000
                     AND AS ADJUSTED FOR 1999 STOCK SPLIT)

            This First Amendment to Allergan, Inc. 1989 Incentive Compensation Plan (as amended and restated, November 2000 and as adjusted for 1999 stock split) is adopted as of September 28, 2003 by the Board of Directors of Allergan, Inc., a Delaware corporation (the "Corporation").

            WHEREAS, the Corporation maintains the Allergan, Inc. 1989 Incentive Compensation Plan (as amended and restated, November 2000 and as adjusted for 1999 stock split) (the "Plan"); and

            WHEREAS, pursuant to Section 8.7 of the Plan, the Board of Directors of the Corporation may amend the Plan at any time.

            NOW THEREFORE, BE IT RESOLVED, that the Plan be amended as follows, effective as of September 28, 2003:

            1. Article IX of the Plan is hereby amended by deleting the second sentence and replacing it with the following:

            "The Plan shall terminate on April 26, 2009 or at such earlier time as the Board, in its discretion, shall determine."

            2. This First Amendment shall be and is hereby incorporated in and shall form a part of the Plan.

            3. Except as set forth herein, the Plan shall remain in full force and effect.

            I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of the Corporation on September 28, 2003.


                                           By:    /s/ Matthew J. Maletta
                                                  ----------------------
                                           Name:  Matthew J. Maletta
                                           Title: Assistant Secretary